                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY



                                SECOND AMENDMENT

                  SECOND AMENDMENT dated as of May 2, 2003 (this "Amendment"), to the CREDIT AGREEMENT, dated as of December 20, 2001 (as amended, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Company"), COLLINS & AIKMAN CANADA INC., a Canadian corporation, COLLINS & AIKMAN PLASTICS, LTD., a Canadian corporation, COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders"), CREDIT SUISSE FIRST BOSTON, as syndication agent, DEUTSCHE BANK SECURITIES INC. (formerly known as DEUTSCHE BANC ALEX. BROWN INC.) and MERRILL LYNCH CAPITAL CORPORATION, as co-documentation agents, JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan Chase Bank"), as administrative agent (in such capacity, the "Administrative Agent"), and J.P. MORGAN BANK CANADA, a Canadian chartered bank, as Canadian administrative agent.

                  WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrowers; and

                  WHEREAS the Company has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2. Amendments to Section 1.01. (a) The definition of "Applicable Margin" is hereby amended by adding the following at the end thereof:

         "Notwithstanding the foregoing, if at any time the Leverage Ratio as of the last day of Holdings' fiscal quarter most recently ended is greater than 3.50:1.00 or 4.00:1.00, the Applicable Margin with respect to Tranche B Loans shall be increased by 0.25% and 0.50%, respectively."

         (b) The definition of "Dollar Equivalent Amount" is hereby amended by deleting "and" after clause (ii) thereof and adding a comma in its place and by adding the following after clause (iii) thereof:

         "and (iv) any Letter of Credit denominated in a Foreign Currency, the equivalent amount in dollars of such Letter of Credit, as determined by the Administrative Agent using the Exchange Rate"

         (c) The definition of "EBITDA" is hereby amended by deleting "and" after clause (xiv) thereof and by adding the following after clause (xv) thereof and immediately before the proviso:

         "and (xvi) to the extent reducing income from continuing and discontinued operations, costs directly related to the closing of the former corporate headquarters in Charlotte,

         N.C., the downsizing of the Troy, Reddich and other European operations and the out-sourcing of the Company's transportation and fulfillment department operations, provided that the amounts referred to in this clause (xvi) shall not exceed $6,000,000 in the aggregate;"

         (d) The definition of "Excluded Collateral" is hereby amended by deleting "and" after clause (viii) thereof and by adding the following at the end thereof:

         "; and (x) any shares in the capital of a Nova Scotia unlimited liability company, provided that such shares are pledged under a supplemental share pledge agreement in form and substance reasonably satisfactory to the Collateral Agent and the Canadian Collateral Agent."

         (e) The definition of "Foreign Currency" is hereby amended by adding the following at the end thereof:

         "and, in the case of a Letter of Credit denominated in a Foreign Currency, the Issuing Bank which has agreed to issue such Letter of Credit"

         (f) The definition of "Interest Expense" is hereby amended by adding the following at the end thereof:

         "Notwithstanding the foregoing, Interest Expense shall not include any loss on sales of receivables made pursuant to clause (ii) of Section 6.08(g)."

         (g) (i) The definition of "Prepayment Event" is hereby amended by deleting clause (iii) thereof in its entirety and by adding the following in its place:

         "(iii) any arrangement or transaction entered into in accordance with clause (d) or (f) of Section 6.06"

         (ii) The definition of "Prepayment Event" is hereby amended by deleting "and" after clause (a) of the proviso and adding a comma in its place and by adding the following after clause (b) of the proviso:

         "and (c) with respect to any arrangement or transaction entered into in accordance with clause (d) or (f) of Section 6.06, a Prepayment Event shall be deemed to occur only with respect to that portion of the Net Proceeds thereof required to be repaid pursuant to such clause"

                  3. Amendment to Section 2.19. Section 2.19(b) of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and by adding the following it its place:

         "Each Letter of Credit shall provide for payments of drawings in dollars or, if requested by a Canadian Borrower, Canadian dollars or, if requested by the Company, a Foreign Currency; provided, that the Letter of Credit Exposure in respect of Letters of Credit denominated in a Foreign Currency shall not exceed $20,000,000."

                  4. Amendment to Section 2.27. Section 2.27(a) of the Credit Agreement is hereby amended by adding the following at the end of the first paragraph thereof:

         "Notwithstanding the foregoing, with respect to any Reallocation Notice delivered by the Borrowers during the second calendar quarter of 2003, the reductions or increases in the Canadian Revolving Credit Commitments or the Additional Revolving Credit Commitments shall take effect on the date that is five (5) Business Days after delivery of such Reallocation Notice."

                  5. Amendment to Section 6.01. Section 6.01(c) of the Credit Agreement is hereby amended by deleting clause (iv) thereof in its entirety and by adding the following in its place:

         "(iv) any Foreign Restricted Subsidiary to the Company or to any Domestic Restricted Subsidiary incurred in the ordinary course of business for bona fide cash management purposes of the Company and its Subsidiaries, taken as a whole, in a net aggregate principal amount not at any time in excess of $250,000,000 and evidenced by one or more Intercompany Notes pledged to the Applicable Collateral Agent under the applicable Security Document if the outstanding principal amount of such Indebtedness exceeds $10,000,000 in the aggregate,"

                  6. Amendments to Section 6.06. (a) Section 6.06 of the Credit Agreement is hereby amended by adding the following after the words "substantially simultaneously" in clause (a) thereof:

         "(or, to the extent entered into in the ordinary course of business, within 180 days after obtaining title to such property)"

         (b) Section 6.06 of the Credit Agreement is hereby amended by deleting "as though such arrangements or transactions constitute Prepayment Events" from clause (d) thereof.

         (c) Section 6.06 of the Credit Agreement is hereby amended by deleting "and" after clause (d) thereof and by adding the following after clause (e) thereof:

         "; and (f) such arrangements or transactions with respect to property owned by Holdings or any of its Subsidiaries on May 2, 2003 to the extent that the aggregate amount of gross proceeds received by Holdings and its Subsidiaries therefrom does not exceed $75,000,000, provided that to the extent the Net Proceeds thereof (A) do not exceed $50,000,000 in the aggregate, 50% of such Net Proceeds are used to prepay the Term Loans in accordance Section 2.12(g)(i) and (B) exceed $50,000,000 in the aggregate, 100% of such excess is used to prepay the Term Loans in accordance Section 2.12(g)(i)"

                  7. Amendment to Section 6.08. Section 6.08(g) of the Credit Agreement is hereby amended by adding the following after the words "receivables sold":

         "(other than receivables sold on a non-recourse basis on customary terms and conditions)"

                  8. Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby amended by deleting such Section in its entirety and by adding the following in its place:

                  "SECTION 6.14. Interest Coverage Ratio. In the case of Holdings, permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters to be less than the ratio set forth below opposite the period which includes the last day of such period of consecutive fiscal quarters:

                                           Quarter Ending:                            Ratio:

                        March 31, 2003                                              2.45:1.00
                        June 30, 2003 - December 31, 2003                           2.00:1.00
                        March 31, 2004                                              2.15:1.00
                        June 30, 2004 - September 30, 2004                          2.35:1.00
                        December 31, 2004                                           2.50:1.00
                        March 31, 2005                                              2.75:1.00
                        June 30, 2005 - December 31, 2005                           3.00:1.00"

                  9. Amendment to Section 6.15. Section 6.15 of the Credit Agreement is hereby amended by deleting such Section in its entirety and by adding the following in its place:

                  "SECTION 6.15. Leverage Ratio. In the case of Holdings, permit the Leverage Ratio as of the last day of any fiscal quarter occurring during any period set forth below to be greater than the ratio set forth below for such period:

                                           Quarter Ending:                            Ratio:

                        March 31, 2003                                               4.00:1.00
                        June 30, 2003 - September 30, 2003                           4.40:1.00
                        December 31, 2003                                            4.30:1.00
                        March 31, 2004                                               4.20:1.00
                        June 30, 2004                                                3.80:1.00
                        September 30, 2004                                           3.70:1.00
                        December 31, 2004                                            3.50:1.00
                        March 31, 2005                                               3.30:1.00
                        June 30, 2005 - December 31, 2005                           3.00:1.00"

                  10. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to the amendments and waivers contained herein:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) All representations and warranties of each Loan Party set forth in the Loan Documents as amended hereby are true and correct in all material respects.

                  11. Canadian Administrative Agent/Canadian Collateral Agent. In accordance with Article VIII of the Credit Agreement, the Canadian Administrative Agent and the Canadian Collateral Agent hereby notify the Lenders, the Issuing Banks and the Company of their resignation. The Required Lenders hereby appoint JPMorgan Chase Bank, Toronto Branch, and JPMorgan Chase Bank, Toronto Branch hereby accepts its appointment, as successor Canadian Administrative Agent and Canadian Collateral Agent. The Company hereby consents to such appointment.

                  12. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Effective Date"):

                  (a) The Administrative Agent shall have received counterparts thereof duly executed and delivered by the Company, Holdings, the Borrowers, the Required Lenders and the Issuing Banks;

                  (b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document; and

                  (c) The Company shall have paid to the Administrative Agent, in immediately available funds, for the account of each Lender that has delivered (including by telecopy) an executed counterpart of this Amendment to the Administrative Agent or its counsel prior to 5:00 p.m., New York time, on May 2, 2003, an amendment fee in an amount separately agreed to by the Company and such Lender.

                  13. Expenses. The Company agrees to pay or reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett, counsel for the Administrative Agent.

                  14. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the Company, the Canadian Borrowers, Holdings, the Agents, and the Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                             COLLINS & AIKMAN PRODUCTS CO.


                                             By  /s/ Robert A. Krause
                                                --------------------------------
                                                 Title: V.P. & Treasurer


                                             COLLINS & AIKMAN CORPORATION


                                             By  /s/ Michael Stepp
                                                --------------------------------
                                                 Title: Vice Chairman & CFO


                                             COLLINS & AIKMAN CANADA INC.


                                             By  /s/ Robert A. Krause
                                                --------------------------------
                                                 Title: V.P. & Treasurer


                                             COLLINS & AIKMAN PLASTICS, LTD.


                                             By  /s/ Michael Stepp
                                                --------------------------------
                                                  Title: Vice Chairman & CFO

                                       JPMORGAN CHASE BANK, as
                                          Administrative Agent, Collateral
                                          Agent and as a Lender


                                       By
                                          --------------------------------------
                                            Title:



                                       J.P. MORGAN BANK CANADA, as
                                            retiring Canadian Administrative
                                            Agent and Canadian Collateral Agent


                                       By   /s/ Drew McDonald
                                          --------------------------------------
                                            Title: Vice President



                                       JPMORGAN CHASE BANK, TORONTO
                                          BRANCH, as successor Canadian
                                          Administrative Agent and Canadian
                                          Collateral Agent and as a Lender


                                       By   /s/ Drew McDonald
                                          --------------------------------------
                                            Title: Vice President


                                       Address for Notices:
                                       200 Bay Street, Suite 1800
                                       Royal Bank Plaza, South Tower
                                       Toronto, Ontario M5J 2J2
                                       Attention:  Corporate Banking Officer
                                       Telecopy:  (416) 981-9128

                                       JPMORGAN CHASE BANK, as
                                          Administrative Agent, Collateral
                                          Agent and as a Lender


                                       By   /s/ Richard W. Duker
                                          --------------------------------------
                                            Title: Managing Director



                                       J.P. MORGAN BANK CANADA, as
                                            retiring Canadian Administrative
                                            Agent and Canadian Collateral Agent


                                       By
                                          --------------------------------------
                                            Title:



                                       JPMORGAN CHASE BANK, TORONTO
                                          BRANCH, as successor Canadian
                                          Administrative Agent and Canadian
                                          Collateral Agent and as a Lender


                                       By
                                          --------------------------------------
                                            Title:


                                       Address for Notices:
                                       200 Bay Street, Suite 1800
                                       Royal Bank Plaza, South Tower
                                       Toronto, Ontario M5J 2J2
                                       Attention:  Corporate Banking Officer
                                       Telecopy:  (416) 981-9128

                                       JPMORGAN CHASE BANK, as
                                          Administrative Agent, Collateral
                                          Agent and as a Lender


                                       By
                                          --------------------------------------
                                            Title:



                                       J.P. MORGAN BANK CANADA, as
                                            retiring Canadian Administrative
                                            Agent and Canadian Collateral Agent


                                       By  /s/ Christine Chan
                                          --------------------------------------
                                            Title: Vice President



                                       JPMORGAN CHASE BANK, TORONTO
                                          BRANCH, as successor Canadian
                                          Administrative Agent and Canadian
                                          Collateral Agent and as a Lender


                                       By   /s/ Christine Chan
                                          --------------------------------------
                                            Title: Vice President


                                       Address for Notices:
                                       200 Bay Street, Suite 1800
                                       Royal Bank Plaza, South Tower
                                       Toronto, Ontario M5J 2J2
                                       Attention:  Corporate Banking Officer
                                       Telecopy:  (416) 981-9128

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    JPMorgan Chase Bank, Toronto Branch
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Christine Chan
                                          --------------------------------------
                                          Title:  Christine Chan
                                                  Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                     LCM LIMITED PARTNERSHIP, AS LENDER
                                    --------------------------------------------
                                    [Name of Lender]
                                     BY:   LYON CAPITAL MANAGEMENT LLC,
                                           AS ATTORNEY IN FACT

                                          /s/ Farboud Tavangar
                                          --------------------------------------
                                          Title: LYON CAPITAL MANAGEMENT LLC
                                                 Farboud Tavangar
                                                 Senior Portfolio Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    Pacifica Partners LLP.
                                    BY: IMPERIAL CREDIT ASSET MANAGEMENT
                                    AS ITS INVESTMENT MANAGER
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Dean K. Kawai
                                          --------------------------------------
                                                  DEAN K. KAWAI
                                          Title:  Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    Denali Capital LLC, managing member of
                                    DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate


                                    by    /s/ John P. Thacker
                                          --------------------------------------
                                                  JOHN P. THACKER
                                          Title:  CHIEF CREDIT OFFICER

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    Denali Capital LLC, managing member of
                                    DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate


                                    by    /s/ John P. Thacker
                                          --------------------------------------
                                                  JOHN P. THACKER
                                          Title:  CHIEF CREDIT OFFICER

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    Denali Capital LLC, managing member of
                                    DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate


                                    by    /s/ John P. Thacker
                                          --------------------------------------
                                                  JOHN P. THACKER
                                          Title:  CHIEF CREDIT OFFICER

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    SENECA CBO IV, LIMITED
                                    --------------------------------------------
                                    by Seneca Capital Management LLC as
                                    Portfolio Manager for Seneca CEO IV,
                                    Limited


                                    by     /s/ Warren H. Goodrich
                                          --------------------------------------
                                                 Warren H. Goodrich
                                          Title: Authorized Officer/Analyst

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    Protective Life Insurance Company
                                    --------------------------------------------



                                    by      /s/ Diane S. Griswold
                                          --------------------------------------
                                          Name:   Diane S. Griswold
                                          Title:  AVP

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    NATIONWIDE MUTUAL INSURANCE COMPANY
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Thomas S. Leggett
                                          --------------------------------------
                                                  THOMAS S. LEGGETT
                                          Title:  ASSOCIATE VICE PRESIDENT
                                                     PUBLIC BONDS

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    NATIONWIDE LIFE INSURANCE COMPANY
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Thomas S. Leggett
                                          --------------------------------------
                                                  THOMAS S. LEGGETT
                                          Title:  ASSOCIATE VICE PRESIDENT
                                                        PUBLIC BONDS

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    NATIONWIDE MUTUAL FIRE INSURANCE COMPANY
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Thomas S. Leggett
                                          --------------------------------------
                                                  THOMAS S. LEGGETT
                                          Title:  ASSOCIATE VICE PRESIDENT
                                                        PUBLIC BONDS

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    SCOTTSDALE INSURANCE
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Thomas S. Leggett
                                          --------------------------------------
                                                  THOMAS S. LEGGETT
                                          Title:  ASSOCIATE VICE PRESIDENT
                                                        PUBLIC BONDS

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    ORIX Financial Services, Inc.
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ R. Terry Standifer
                                          --------------------------------------
                                                  R. Terry Standifer
                                          Title:  Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    Nomura Bond & Loan Fund
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Richard W. Stewart
                                          --------------------------------------
                                                  RICHARD W. STEWART
                                          Title:  DIRECTOR


                                    By:   UFJ Trust Company of New York
                                          as Trustee

                                    By:   Nomura Corporate Research and
                                          Asset Management Inc.
                                          Attorney in Fact

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    NATEXIS BANQUES POPULAIRES
                                    --------------------------------------------
                                    [Name of Lender]


                                    by     /s/ William J. Burke
                                          --------------------------------------
                                                  WILLIAM J. BURKE
                                          Title:  VICE PRESIDENT


                                           /s/ Michael J. Storms
                                          --------------------------------------
                                                  MICHAEL J. STORMS
                                          Title:  ASSOCIATES

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    PRINCIPAL LIFE INSURANCE COMPANY
                                    --------------------------------------------
                                    [Name of Lender]


                                    by     /s/ Joellen J. Watts
                                          --------------------------------------
                                           Title: JOELLEN J. WATTS, Counsel


                                           /s/ Jon C. Heiny
                                          --------------------------------------
                                           Title: JON C. HEINY, Counsel

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                    By: Indosuez Capital as Portfolio Advisor



                                    by    /s/ Charles Kobayashi
                                          --------------------------------------
                                          Name:  Charles Kobayashi
                                          Title: Principal and Portfolio Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    Longhorn CDO III, LTD.
                                    By: Merrill Lynch Investment Managers, L.P.
                                        as Investment Advisor


                                    by    /s/ Warren Hymson
                                          --------------------------------------
                                          Warren Hymson
                                          Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    CITIGROUP INVESTMENTS CORPORATE LOAN FUND
                                     INC
                                    BY TRAVELERS ASSET MANAGEMENT INTERNATIONAL
                                     COMPANY, LLC
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ John A. Wills
                                          --------------------------------------
                                                  JOHN A. WILLS
                                          Title:  ASSISTANT INVESTMENT OFFICER

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    COLUMBUS LOAN FUNDING LTD.
                                    BY TRAVELERS ASSET MANAGEMENT INTERNATIONAL
                                       COMPANY, LLC
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ John A. Wills
                                          --------------------------------------
                                                  JOHN A. WILLS
                                          Title:  ASSISTANT INVESTMENT OFFICER

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    SunAmerica Life Insurance Company
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ W. Jeffrey Baxter
                                          --------------------------------------
                                                  W. Jeffrey Baxter
                                          Title:  Authorized Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    Galaxy CLO 1999-1, Ltd.
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ W. Jeffrey Baxter
                                          --------------------------------------
                                                  W. Jeffrey Baxter
                                          Title:  Authorized Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    DEUTSCHE BANK AG, CANADA BRANCH
                                    --------------------------------------------
                                    [Name of Lender]


                                    by  /s/ Karyn Curran      /s/ Maria Gorzan
                                        ----------------------------------------
                                        Title: Karyn Curran       Maria Gorzan
                                               Credit Product     Vice President
                                               Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                                    DEUTSCHE BANK TRUST COMPANY
                                             AMERICAS
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ M. A. Orlando
                                          --------------------------------------
                                                  MARCO ORLANDO
                                          Title:  DIRECTOR

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    MERRILL LYNCH CAPITAL CORPORATION
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Stephanie Vallillo
                                          --------------------------------------
                                          Title:  VICE-PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                                    Credit Suisse First Boston, acting through its Cayman Island Branch

                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Mark E. Gleason
                                          --------------------------------------
                                                  MARK E. GLEASON
                                          Title:  DIRECTOR

                                          /s/ Jay Chall
                                          --------------------------------------
                                                  JAY CHALL
                                          Title:  DIRECTOR

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    /s/ Martin J. McCormick
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    Martin J. McCormick
                                          --------------------------------------
                                          Title:  Vice President
                                                  National City Bank

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    Flagship CLO 2001-1
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Mark Pelletier
                                          --------------------------------------
                                          Title:  MARK PELLETIER, DIRECTOR

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    Flagship CLO II
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Mark Pelletier
                                          --------------------------------------
                                          Title:  MARK PELLETIER, DIRECTOR

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    AERIES FINANCE-II LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Sub-Managing Agent


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    AMARA-I FINANCE, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Financial Manager


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    AMARA 2 FINANCE, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Financial Manager


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    AVALON CAPITAL LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Portfolio Advisor


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    AVALON CAPITAL LTD. 2
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Portfolio Advisor


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    CERES II FINANCE LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                    As Sub-Managing Agent (Financial)


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIOS-1, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Subadvisor


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    CHARTER VIEW PORTFOLIO
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Investment Advisor


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    AIM FLOATING RATE FUND
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Attorney in Fact


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    INVESCO EUROPEAN CDO I S.A.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Collateral Manager


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    SEQUILS-LIBERTY, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Collateral Manager


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    SARATOGA CLO I, LIMITED
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Asset Manager


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    DIVERSIFIED CREDIT PORTFOLIO LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        as Investment Adviser


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    TRITON CBO III, LIMITED
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Investment Advisor


                                    by    /s/ Joseph Rotondo
                                          --------------------------------------
                                                  Joseph Rotondo
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
                                    By: HVB Credit Advisors LLC

                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ IRV ROA
                                          --------------------------------------
                                                  IRV ROA
                                          Title:  DIRECTOR

                                          /s/ ELIZABETH TALLMADGE
                                          --------------------------------------
                                                   ELIZABETH TALLMADGE
                                          Title:     MANAGING DIRECTOR
                                                  CHIEF INVESTMENT OFFICER

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    KATONAH I, LTD.
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Ralph Della Rocca
                                          --------------------------------------
                                                    RALPH DELLA ROCCA
                                          Title:    Authorized Officer
                                                  Katonah Capital, L.L.C.
                                                        As Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    KATONAH II, LTD.
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Ralph Della Rocca
                                          --------------------------------------
                                                    RALPH DELLA ROCCA
                                          Title:    Authorized Officer
                                                  Katonah Capital, L.L.C.
                                                        As Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    KATONAH III, LTD.
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Ralph Della Rocca
                                          --------------------------------------
                                                    RALPH DELLA ROCCA
                                          Title:    Authorized Officer
                                                  Katonah Capital, L.L.C.
                                                        As Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    KATONAH IV, LTD.
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Ralph Della Rocca
                                          --------------------------------------
                                                    RALPH DELLA ROCCA
                                          Title:    Authorized Officer
                                                  Katonah Capital, L.L.C.
                                                        As Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    by    /s/ Albert Dombrowski
                                          --------------------------------------
                                                  Albert Dombrowski
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    ML CLO XX PILGRIM AMERICA
                                    (CAYMAN) LTD,
                                    By: ING Investments, LLC
                                        as its investment manager


                                    by    /s/ Mark F. Haak
                                          --------------------------------------
                                          Name: Mark F. Haak, CFA
                                          Title: Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    PILGRIM AMERICA HIGH INCOME
                                    INVESTMENTS LTD.
                                    BY: ING Investments, LLC
                                        as its investment manager


                                    By:   /s/ Mark F. Haak
                                          --------------------------------------
                                          Name: Mark F. Haak, CFA
                                          Title: Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    PILGRIM CLO 1999-1 LTD.
                                    BY: ING INVESTMENTS, LLC
                                        as its investment manager
                                    --------------------------------------------
                                    [Name of Lender]


                                    By:   /s/ Mark F. Haak
                                          --------------------------------------
                                          Name: Mark F. Haak, CFA
                                          Title: Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    SEQUILS - PILGRIMS I, LTD
                                    By: ING Investments, LLC
                                        as its investment manager


                                    By:   /s/ Mark F. Haak
                                          --------------------------------------
                                          Name: Mark F. Haak, CFA
                                          Title: Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    ING SENIOR INCOME FUND
                                    By: ING Investments, LLC
                                        as its investment manager


                                    By:   /s/ Mark F. Haak
                                          --------------------------------------
                                          Name: Mark F. Haak, CFA
                                          Title: Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    ING PRIME RATE TRUST
                                    By: ING Investments, LLC
                                        as its investment manager


                                    By:   /s/ Mark F. Haak
                                          --------------------------------------
                                          Name: Mark F. Haak, CFA
                                          Title: Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    RIVIERA FUNDING LLC
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Ann E. Morris
                                          --------------------------------------
                                                  ANN E. MORRIS
                                          Title:  ASST VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    STANWICH LOAN FUNDING LLC
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Ann E. Morris
                                          --------------------------------------
                                                  ANN E. MORRIS
                                          Title:  ASST VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    KZH SOLEIL LLC
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Dorian Herrera
                                          --------------------------------------
                                                  DORIAN HERRERA
                                          Title:  AUTHORIZED AGENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    KZH Waterside LLC
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Dorian Herrera
                                          --------------------------------------
                                                  DORIAN HERRERA
                                          Title:  AUTHORIZED AGENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    JUPITER FUNDING TRUST
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Ann E. Morris
                                          --------------------------------------
                                                  ANN E. MORRIS
                                          Title:  AUTHORIZED AGENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    JUPITER LOAN FUNDING LLC
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Ann E. Morris
                                          --------------------------------------
                                                  ANN E. MORRIS
                                          Title:  ASST VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    WINGED FOOT FUNDING TRUST
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Ann E. Morris
                                          --------------------------------------
                                                  ANN E. MORRIS
                                          Title:  AUTHORIZED AGENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    New York Life Insurance Company
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ F. David Melke
                                          --------------------------------------
                                                  F. David Melke
                                          Title:  Investment Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    New York Life Insurance and Annuity
                                        Corporation
                                    By: New York Life Investment Management,
                                        LLC.,
                                        its Investment Manager
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ F. David Melke
                                          --------------------------------------
                                                  F. David Melke
                                          Title:  Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    ELF Funding Trust III
                                    By: New York Life Investment Management,
                                        LLC,
                                        as Attorney-In-Fact
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ F. David Melke
                                          --------------------------------------
                                                  F. David Melke
                                          Title:  Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent




                                    OCTAGON INVESTMENT PARTNERS II, LLC
                                    By:  Octagon Credit Investors, LLC
                                         as sub-investment manager

                                    by   /s/ Michael B. Nechamkin
                                         --------------------------------------
                                                 Michael B. Nechamkin
                                         Title:  Portfolio Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    OCTAGON INVESTMENT PARTNERS III, LTD.
                                    By: Octagon Credit Investors, LLC
                                         as Portfolio Manager


                                    by    /s/ Michael B. Nechamkin
                                          --------------------------------------
                                                  Michael B. Nechamkin
                                          Title:  Portfolio Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    OCTAGON INVESTMENT PARTNERS IV, LTD.
                                    By: Octagon Credit Investors, LLC
                                        as collateral manager


                                    by    /s/ Michael B. Nechamkin
                                          --------------------------------------
                                                  Michael B. Nechamkin
                                          Title:  Portfolio Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    OCTAGON INVESTMENT PARTNERS V, LTD.
                                    By: Octagon Credit Investors, LLC
                                        as Portfolio Manager


                                    by    /s/ Michael B. Nechamkin
                                          --------------------------------------
                                                  Michael B. Nechamkin
                                          Title:  Portfolio Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    The Foothill Group, Inc.
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Jeff Nikora
                                          --------------------------------------
                                          Title:  Executive V.P.

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    Foothill Income Trust, L.P.
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Jeff Nikora
                                          --------------------------------------
                                          Title:  Managing Member

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                                    The Sumitomo Trust & Banking Co., Ltd.
                                    New York Branch


                                    by    /s/ Elizabeth A. Quirk
                                          --------------------------------------
                                                  ELIZABETH A. QUIRK
                                          Title:  VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    OAK HILL SECURITIES FUND, L.P.
                                    --------------------------------------------
                                    [Name of Lender]

                                    by
                                          --------------------------------------
                                          Title:


                                    By: Oak Hill Securities GenPar, L.P.
                                        its General Partner


                                    By: Oak Hill Securities MGP, Inc.,
                                        its General Partner


                                    By:   /s/ Scott D. Krase
                                          --------------------------------------
                                          Name:   SCOTT D. KRASE
                                          Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                                    OAK HILL SECURITIES FUND II, L.P.
                                    --------------------------------------------
                                    [Name of Lender]

                                    by
                                        --------------------------------------
                                        Title:


                                    By: Oak Hill Securities GenPar II, L.P.
                                        its General Partner

                                    By: Oak Hill Securities MGP II, Inc.,
                                        its General Partner

                                    By: /s/ Scott D. Krase
                                        --------------------------------------
                                        Name:   SCOTT D. KRASE
                                        Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                                    OAK HILL CREDIT PARTNERS I, LIMITED
                                    --------------------------------------------
                                    [Name of Lender]

                                    by
                                        --------------------------------------
                                        Title:

                                    By: Oak Hill CLO Management, LLC
                                        as Investment Manager

                                    By: /s/ Scott D. Krase
                                        --------------------------------------
                                        Name:   SCOTT D. KRASE
                                        Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                                    OAK HILL CREDIT PARTNERS II, LIMITED
                                    --------------------------------------------
                                    [Name of Lender]

                                    by
                                        --------------------------------------
                                        Title:

                                    By: Oak Hill CLO Management, LLC
                                        as Investment Manager

                                    By: /s/ Scott D. Krase
                                        --------------------------------------
                                        Name:   SCOTT D. KRASE
                                        Title:  Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    The Bank of Nova Scotia
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ V. H. Gibson
                                          --------------------------------------
                                          Title:  V. Gibson, Assistant Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    CANYON CAPITAL CDO 2002-1 LTD.
                                    An exempted limited liability company
                                    incorporated
                                    Under the laws of the Cayman Islands


                                    By:   Canyon Capital Advisors LLC
                                          a Delaware limited liability company,
                                          its Collateral Manager


                                    by    /s/ R. Christian B. Evensen
                                          --------------------------------------
                                                  R. Christian B. Evensen
                                          Title:  Managing Partner

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    Archimedes Funding IV (Cayman), LTD.
                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager


                                    /s/ Philip C. Robbins
                                    ----------------------------------------
                                    By: Philip C. Robbins
                                    Title: Senior Vice President



                                    Balanced High-Yield Fund II, Ltd.
                                    By: ING Capital Advisors LLC,
                                        as Asset Manager


                                    /s/ Philip C. Robbins
                                    -----------------------------------------
                                    By: Philip C. Robbins
                                    Title: Senior Vice President



                                    NEMEAN CLO, LTD.
                                    By: ING Capital Advisors LLC,
                                        as Investment Manager


                                    /s/ Philip C. Robbins
                                    -----------------------------------------
                                    By: Philip C. Robbins
                                    Title: Senior Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    Endurance CLO I, Ltd.
                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager


                                    /s/ Philip C. Robbins
                                    -----------------------------------------
                                    By: Philip C. Robbins
                                    Title: Senior Vice President



                                    Oryx CLO, Ltd.
                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager


                                    /s/ Philip C. Robbins
                                    -----------------------------------------
                                    By: Philip C. Robbins
                                    Title: Senior Vice President



                                    Sequils-ING I (HBDGM), Ltd.
                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager


                                    /s/ Philip C. Robbins
                                    -----------------------------------------
                                    By: Philip C. Robbins
                                    Title: Senior Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    The Bank of New York
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Brendan T. Nedzi
                                          --------------------------------------
                                          Title:  Senior Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    TRANSAMERICA BUSINESS CAPITAL CORPORATION
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Stephen Goetschius
                                          --------------------------------------
                                                  Stephen Goetschius
                                          Title:  Senior Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                                    By: David L. Bapson & Company Inc.
                                        as Collateral Manager

                                    ELC (Cayman) Ltd.
                                    CDO Series 1999-1

                                    TRYON CLO Ltd. 2000-1

                                    ELC (Cayman) Ltd. 1999-II


                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Glenn P. Duffy
                                          --------------------------------------
                                                  GLENN P. DUFFY, CFA
                                          Title:  Managing Director

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    Toronto Dominion (Texas), Inc.
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Jill Hall
                                          --------------------------------------
                                                  Jill Hall
                                          Title:  Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    Stanfield Arbitrage CDO, Ltd.
                                    By: Stanfield Capital Partners LLC
                                        as its Collateral Manager
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Christopher E. Jansen
                                          --------------------------------------
                                                  Christopher E. Jansen
                                          Title:  Managing Partner

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                        Stanfield Quattro CLO, Ltd.
                                    By: Stanfield Capital Partners LLC
                                        As its Collateral Manager
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Christopher E. Jansen
                                          --------------------------------------
                                                  Christopher E. Jansen
                                          Title:  Managing Partner

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                       Stanfield Carerra CLO, Ltd.
                                    By: Stanfield Capital Partners LLC
                                           as its Asset Manager
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Christopher E. Jansen
                                          --------------------------------------
                                                  Christopher E. Jansen
                                          Title:  Managing Partner

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    Hamilton CDO, Ltd.
                                    By: Stanfield Capital
                                        Partners LLC
                                    As its Collateral Manager
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Christopher E. Jansen
                                          --------------------------------------
                                                  Christopher E. Jansen
                                          Title:  Managing Partner

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    COMERICA BANK
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Heather Hollidge
                                          --------------------------------------
                                                  HEATHER HOLLIDGE
                                          Title:  ASSOCIATE
                                                  COMERICA BANK
                                                  PRIVATE EQUITY GROUP

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                                    SENIOR DEBT PORTFOLIO
                                    By: Boston Management and Research
                                        as Investment Advisor
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Barbara Campbell
                                          --------------------------------------
                                          Title:  VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                         EATON VANCE SENIOR INCOME TRUST
                                            BY: EATON VANCE MANAGEMENT
                                              AS INVESTMENT ADVISOR
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Barbara Campbell
                                          --------------------------------------
                                          Title:  VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                            BY: EATON VANCE MANAGEMENT
                                              AS INVESTMENT MANAGER

                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Barbara Campbell
                                          --------------------------------------
                                          Title: VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                              EATON VANCE CDO II, LTD.
                                             BY: EATON VANCE MANAGEMENT
                                                AS INVESTMENT ADVISOR
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Barbara Campbell
                                          --------------------------------------
                                          Title:  VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    EATON VANCE CDO III, LTD.
                                    BY: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Barbara Campbell
                                          --------------------------------------
                                          Title:  VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    BIG SKY SENIOR LOAN FUND, LTD.
                                      BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Barbara Campbell
                                          --------------------------------------
                                          Title:  VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                    EATON VANCE CDO IV, LTD.
                                    BY: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Barbara Campbell
                                          --------------------------------------
                                          Title:  VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                         COSTANTINUS EATON VANCE CDE V, LTD.
                                             BY: EATON VANCE MANAGEMENT
                                                AS INVESTMENT ADVISOR
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Barbara Campbell
                                          --------------------------------------
                                          Title:  VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent

                                                    GRAYSON & CO
                                         BY: BOSTON MANAGEMENT AND RESEARCH
                                                AS INVESTMENT ADVISOR
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Barbara Campbell
                                          --------------------------------------
                                          Title:  VICE PRESIDENT

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    TRS Eclipse LLC
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Deborah O'Keeffe
                                          --------------------------------------
                                                  Deborah O'Keeffe
                                          Title:  Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    Metropolitan Life Insurance Company
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/
                                          --------------------------------------
                                          Title:  Director

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent




                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/
                                          --------------------------------------
                                          Title:  Director

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    Bavaria TRR Corporation
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Lori Gebron
                                          --------------------------------------
                                                  Lori Gebron
                                          Title:  Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent


                                            BLACK DIAMOND INTERNATIONAL
                                                   FUNDING, LTD.
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Alan Corkish
                                          --------------------------------------
                                          Title:  Director

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                                  1888 FUND, LTD.
                                    --------------------------------------------
                                    [Name of Lender]


                                    by    /s/ Kaitlin Trinh
                                          --------------------------------------
                                                  Kaitlin Trinh
                                          Title:  Fund Controller

                                    Signature page to the Second Amendment,
                                    dated as of May 2, 2003, to the Credit
                                    Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and J.P. Morgan Bank Canada, as Canadian administrative agent



                                    NORSE CBO, LTD.


                                    By:   Regiment Capital Management, LLC
                                          as its Investment Advisor


                                    By:   Regiment Capital Advisors, LLC
                                          its Manager and pursuant to delegated
                                          authority

                                    By:   /s/ Timothy S. Peterson
                                          --------------------------------------
                                          Timothy S. Peterson
                                          President